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CONVENIO MODIFICATORIO (EN LO SUCESIVO EL "CONVENIO MODIFICATORIO") AL CONVENIO DE OCUPACIÓN TEMPORAL Y DERECHOS DE SERVIDUMBRE CELEBRADO CON FECHA 20 DE AGOSTO DE 2007, QUE CELEBRAN POR UNA PARTE U.S. PRECIOUS METALS DE MÉXICO, S.A. DE C.V. ("USPM"), REPRESENTADA EN ESTE ACTO POR EL SR. DAVID WAYNE BURNEY, EN SU CARÁCTER DE REPRESENTANTE LEGAL, Y POR LA OTRA PARTE LOS SEÑORES VICTORIO GUTÉRREZ CÁRDENAS E IRMA BAÑUELOS SERRATO (CONJUNTAMENTE, LOS "PROPIETARIOS"), AMBOS POR SU PROPIO DERECHO, DE CONFORMIDAD CON LOS SIGUIENTES ANTECEDENTES, DECLARACIONES Y CLÁUSULAS:

ANTECEDENTES

Con fecha 20 de agosto de 2007, USPM y los Propietarios celebraron un Convenio de Ocupación Temporal y Derechos de Servidumbre (el "Contrato Original"), mediante el cual los Propietarios otorgaron a USPM el derecho exclusivo de usar y ocupar las tierras de las que son propietarios, las cuales cubren parcialmente los lotes mineros amparados por las concesiones mineras de las cuales es titular USPM y que se mencionan en el Anexo A del Contrato Original (las "Concesiones Mineras").

DECLARACIONES

I. USPM declara en este acto por conducto de su representante legal que:

1) Es una sociedad mercantil debidamente constituida y existente de conformidad con las leyes de los Estados Unidos Mexicanos, según consta en la escritura pública No. 15,970 otorgada el 5 de marzo de 2003, ante la fe de la Licenciada María Guadalupe Pérez Palomino, Notario No. 91 del Distrito Federal, cuyo primer testimonio quedó inscrito ante el Registro Público de Comercio del Distrito Federal el 26 de junio de 2003, bajo el folio mercantil 306,255.

2) Su representante legal cuenta con todas las facultades necesarias para obligarse en los términos del presente Convenio Modificatorio y que dichas facultades no le han sido limitadas, modificadas o revocadas en forma alguna, de conformidad con la escritura pública No. 103,172 otorgada el 24 de marzo de 2009, ante la fe del Licenciado Javier Arce Gargollo, Notario No. 74 del Distrito Federal, cuyo primer testimonio quedó inscrito ante el Registro Público de Comercio del Distrito Federal el 6 de abril de 2009, bajo el folio mercantil 306,255.

3) Desea celebrar este Convenio Modificatorio a fin de modificar las Cláusulas Primera, Quinta y Décima Quinta del Contrato Original.

II. Los Propietarios declaran en este acto por su propio derecho que:

1) Son propietarios de las tierras, cuya superficie, linderos y colindancias se especifican en el Anexo A adjunto (las "Tierras") consistente en la escritura pública No. 7,467 otorgada el 11 de mayo de 1993, ante la fe del Licenciado Adolfo Orozco Yépez, Notario Sustituto No. 15 de Morelia, Michoacán, cuyo primer testimonio quedó inscrito

ante el Registro Público de la Propiedad de Morelia bajo los tomos 205 y 240, registros 107 y 56 del Libro de Propiedades del Distrito de Tacámbaro, Municipio de Carácuaro, Michoacán.

2) Las Tierras se encuentran, a la fecha de firma de este Convenio Modificatorio, libres de gravamen, carga o limitación de dominio alguno.

3) Tienen conocimiento de, y reconocen, que las Concesiones Mineras de las cuales es titular USPM y se identifican en el Contrato Original están comprendidas dentro de los linderos de las Tierras de acuerdo con el mapa que se adjunta al presente como <u>Anexo B</u>, en el que se muestran los datos relativos al punto de partida y sus coordenadas correspondientes, a la línea o líneas auxiliares y al perímetro del terreno objeto de la ocupación temporal y servidumbre, y la liga al punto de partida de cada una de las Concesiones Mineras beneficiarias de dichas ocupación temporal y servidumbre.

4) Desean celebrar este Convenio Modificatorio a fin de modificar las Cláusulas Primera, Quinta y Décima Quinta del Contrato Original.

III. Ambas partes declaran en este acto que:

1) Celebran el presente Convenio Modificatorio libremente y por su propia decisión, y en su celebración no ha mediado error, dolo, violencia o mala fe entre ellas.

En virtud de lo anterior, las partes acuerdan las siguientes:

CLÁUSULAS

PRIMERA.- USPM y los Propietarios en este acto acuerdan modificar la Cláusula Primera del Contrato Original, a efecto de eliminar las definiciones de "Derechos de Ocupación" y "Renta Anual" y añadir en su lugar las siguientes definiciones:

> *"Derechos de Ocupación y Servidumbre".- Significa el derecho exclusivo de usar y ocupar durante la vigencia del presente Convenio el lote de terreno que comprende el Lote de Ocupación Minera, con el propósito de ejecutar las Actividades Mineras, así como una servidumbre voluntaria, a título oneroso, continua e irrevocable respecto de las Tierras, por el tiempo en que este Convenio permanezca en vigor o LA COMPAÑÍA realice las Actividades Mineras, el que sea mayor, a fin de que LA COMPAÑÍA cuente con derechos de paso a través de las Tierras y derechos de uso de éstas, tanto para transitar libremente a través de las mismas como para ubicar en ellas la maquinaria, equipo e instalaciones necesarios para realizar las Actividades Mineras."*
>
> *"<u>Renta Anual</u>".- Significa la renta anual establecida en la Cláusula Quinta de este Convenio, a ser pagada por LA COMPAÑÍA al SR. VICTORIO Y LA SRA. IRMA por el uso, ocupación y servidumbre del Lote de Ocupación Minera, en los términos establecidos en la Cláusula Quinta."*

SEGUNDA.- USPM y los Propietarios en este acto acuerdan modificar la Cláusula Quinta del Contrato Original, a efecto de que en lo sucesivo su texto y contenido sean los siguientes:

> *"5. Renta.- Como contraprestación por la transmisión de los Derechos de Ocupación y Servidumbre objeto de este Convenio, LA COMPAÑÍA pagará al SR. VICTORIO Y LA SRA. IRMA, el monto de la Renta Anual sobre una base neta, es decir la cantidad resultante de aplicar las retenciones procedentes a fin de que el monto neto sea igual a la cantidad total de $126,800.00 Pesos (Ciento Veintiséis Mil Ochocientos Pesos 00/100, moneda de curso legal en los Estados Unidos Mexicanos. La Renta Anual deberá ser pagada en dos exhibiciones, a ser realizadas dentro de los primeros cinco días de los meses de abril y octubre de cada año. Convienen las partes que la Renta Anual deberá ajustarse cada año, de acuerdo con la variación del Índice de Precios aplicable a los doce meses inmediatos anteriores a la fecha en que el primer pago parcial de la Renta Anual sea exigible.*
>
> *5.1 Contra cada pago parcial de la Renta Anual, el SR. VICTORIO Y LA SRA. IRMA entregarán a LA COMPAÑÍA una factura que cumpla con todos los requisitos fiscales. La Renta Anual incluye el correspondiente impuesto al valor agregado y, por tanto, el pago de dicho impuesto correrá a cargo del SR. VICTORIO Y LA SRA. IRMA, quienes en este acto liberan a LA COMPAÑÍA de cualquier responsabilidad relacionada con el pago de dicho impuesto o cualquier otro impuesto.*
>
> *5.2 En caso de que LA COMPAÑÍA y el SR. VICTORIO Y LA SRA. IRMA tengan alguna disputa en relación con la fijación de la Renta Anual, LA COMPAÑÍA, a su costa y con anterioridad a la notificación del comienzo de la Producción Comercial, solicitará y obtendrá de la Comisión el Avalúo. Copia certificada del Avalúo deberá ser anexada a la notificación del comienzo de la Producción Comercial."*

TERCERA.- USPM y los Propietarios en este acto acuerdan modificar la Cláusula Décima Quinta del Contrato Original, a efecto de sustituir el término "Renta Mensual" por el término "Renta Anual".

CUARTA.- Las partes reconocen en este acto que la primera exhibición de la Renta Anual, correspondiente al período iniciado en el mes de abril de este año, ha sido pagada en su totalidad por USPM a los Propietarios.

QUINTA.- Las partes convienen en que la celebración del presente Convenio Modificatiorio no implica en forma alguna modificación, novación o extinción de los derechos y obligaciones derivados del Contrato Original, acordando que todas y cada una de las cláusulas que conforman dicho documento quedan intactas y subsistentes en los términos pactados por las partes, con la única excepción de las Cláusulas Primera, Quinta y Décima Quinta de dicho contrato, cuya modificación es el objeto del presente Convenio. Todos los términos definidos cuyo significado no se encuentre definido en el presente Convenio Modificatorio tendrán el significado atribuido a los mismos en el Contrato Original.

SEXTA.- USPM y el señor Victorio Gutiérrez Cárdenas acuerdan que mediante la celebración del presente Convenio Modificatorio se da por terminado y se deja sin efecto legal alguno el Convenio de Ocupación Temporal y Derechos de Servidumbre celebrado el 20 de agosto de 2007 entre el señor Victorio Gutiérrez Cárdenas y USPM, ratificado ante el Lic. Emilio Solórzano Solís, Notario Público No. 97 de Morelia, Michoacán, y reconocen que no existe obligación alguna pendiente de cumplimiento en relación con dicho convenio, por lo que se otorgan el más amplio finiquito que en derecho proceda, sin reservarse acción o derecho alguno que ejercitar en contra de la otra parte.

SÉPTIMA.- El presente Convenio Modificatorio y el Contrato Original se regirán y estarán sujetos a las disposiciones del Código Civil vigente del Estado de Michoacán, y para la resolución de cualquier controversia relacionada con los mismos, ambas partes se someten a la jurisdicción de los Tribunales de la Ciudad de México, Distrito Federal, renunciando expresamente a cualquier otra jurisdicción que pudiera corresponderles por razón de sus domicilios presentes o futuros o por cualquier otra razón.

(Continúa página de firmas)

EN VIRTUD DE LO ANTERIOR, las partes debidamente enteradas de su contenido y alcance, lo firman por cuadruplicado, quedando dos ejemplares en poder de USPM y los dos restantes en poder de cada uno de los Propietarios, en la ciudad de Morelia, Michoacán, el día 23 de junio de 2009.

"USPM"

U.S. Precious Metals de México, S.A. de C.V.

Sr. David Wayne Burney
Representante Legal

"LOS PROPIETARIOS"

Victorio Gutiérrez Cárdenas
Por su propio derecho

Irma Bañuelos Serrato
Por su propio derecho

TESTIGOS

Javier Gtez Gtez
Ma. Javier Gutiérrez Gutiérrez
Nombre:
Domicilio:

Nombre:
Domicilio: Paseo de la Reforma 2654 Piso 9 Mexico D.F.

ANEXO A

ESCRITURA DE PROPIEDAD DE LAS TIERRAS

ANEXO B

MAPA DE LAS CONCESIONES MINERAS, MOSTRANDO SU UBICACÍN DENTRO DE LAS TIERRAS